                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 7, 1996, included in Southwest Gas Corporation and subsidiaries' Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.




                                        ARTHUR ANDERSEN LLP



Las Vegas, Nevada
December 9, 1996